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                                                                    EXHIBIT 10.8


                             STOCK PLEDGE AGREEMENT


         THIS STOCK PLEDGE AGREEMENT ("Pledge Agreement") is made by _________ , an individual with a residence at __________________ ("Pledgor"), in favor of PETsMART, INC., a Delaware corporation with its principal place of business at 19601 North 27th Avenue, Phoenix Arizona, 85027 ("Pledgee").

         WHEREAS, Pledgor has concurrently herewith executed that certain Promissory Note (the "Note") in favor of Pledgee in the amount of _________________ Dollars ($_____________); and

         WHEREAS, Pledgee is willing to accept the Note from Pledgor, but only upon the condition, among others, that Pledgor shall have executed and delivered to Pledgee this Pledge Agreement and the Collateral (as defined below):

         NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Pledgor hereby agrees as follows:

         1. As security for the full, prompt and complete payment and performance when due (whether by stated maturity, by acceleration or otherwise) of all indebtedness of Pledgor to Pledgee created under the Note (all such indebtedness being the "Liabilities"), together with, without limitation, the prompt payment of all expenses, including, without limitation, reasonable attorneys' fees and legal expenses, incidental to the collection of the Liabilities and the enforcement or protection of Pledgee's lien in and to the collateral pledged hereunder, Pledgor hereby pledges to Pledgee, and grants to Pledgee, a first priority security interest in the following (collectively, the "Pledged Collateral"):

         _________________ (_______) shares of Common Stock of the Company purchased on the open market with the proceeds of the Note (the "Pledged Shares"), and all dividends, cash, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

         The term "indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and Liabilities heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether recovery upon such indebtedness may be or hereafter becomes unenforceable.

         2. At any time, without notice, and at the expense of Pledgor, Pledgee in its name or in the name of its nominee or of Pledgor may, but shall not be obligated to: (1) collect by legal proceedings or otherwise all dividends (except cash dividends other than liquidating dividends), interest, principal payments and other sums now or hereafter payable upon or on account of said


                                       1.
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Pledged Collateral; (2) enter into any extension, reorganization, deposit, merger or consolidation agreement, or any agreement in any way relating to or affecting the Pledged Collateral, and in connection therewith may deposit or surrender control of such Pledged Collateral thereunder, accept other property in exchange for such Pledged Collateral and do and perform such acts and things as it may deem proper, and any money or property received in exchange for such Pledged Collateral shall be applied to the indebtedness or thereafter held by it pursuant to the provisions hereof; (3) insure, process and preserve the Pledged Collateral; (4) cause the Pledged Collateral to be transferred to its name or to the name of its nominee; (5) exercise as to such Pledged Collateral all the rights, powers and remedies of an owner, except that so long as no default exists under the Note or hereunder Pledgor shall retain all voting rights as to the Pledged Shares.

         3. Pledgor agrees to pay prior to delinquency all taxes, charges, liens and assessments against the Pledged Collateral, and upon the failure of Pledgor to do so, Pledgee at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same.

         4. At the option of Pledgee and without necessity of demand or notice, all or any part of the indebtedness of Pledgor shall immediately become due and payable irrespective of any agreed maturity, upon the happening of any of the following events: (1) failure to keep or perform any of the terms or provisions of this Pledge Agreement; (2) failure to pay any installment of principal or interest on the Note when due; (3) the levy of any attachment, execution or other process against the Pledged Collateral; or (4) the insolvency, commission of an act of bankruptcy, general assignment for the benefit of creditors, filing of any petition in bankruptcy or for relief under the provisions of Title 11 of the United States Code of, by, or against Pledgor.

         5. In the event of the nonpayment of any indebtedness when due, whether by acceleration or otherwise, or upon the happening of any of the events specified in the last preceding paragraph, Pledgee may then, or at any time thereafter, at its election, apply, set off, collect or sell in one or more sales, or take such steps as may be necessary to liquidate and reduce to cash in the hands of Pledgee in whole or in part, with or without any previous demands or demand of performance or notice or advertisement, the whole or any part of the Pledged Collateral in such order as Pledgee may elect, and any such sale may be made either at public or private sale at its place of business or elsewhere, or at any broker's board or securities exchange, either for cash or upon credit or for future delivery; provided, however, that if such disposition is at private sale, then the purchase price of the Pledged Collateral shall be equal to the public market price then in Pledgee may be the purchaser of any or all Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or right of redemption. Demands of performance, notices of sale, advertisements and presence of property at sale are hereby waived, and Pledgee is hereby authorized to sell hereunder any evidence of debt pledged to it. Any sale hereunder may be conducted by any officer or agent of Pledgee.

         6. The proceeds of the sale of any of the Pledged Collateral and all sums received or collected by Pledgee from or on account of such Pledged Collateral shall be applied by Pledgee to the payment of expenses incurred or paid by Pledgee in connection with any sale, transfer or delivery of the Pledged Collateral, to the payment of any other costs, charges, attorneys' fees or expenses mentioned herein, and to the payment of the indebtedness or any part hereof, all in such


                                       2.
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order and manner as Pledgee in its discretion may determine. Pledgee shall then pay any balance to Pledgor.

         7. Upon the transfer of all or any part of the indebtedness Pledgee may transfer all or any part of the Pledged Collateral and shall be fully discharged thereafter from all liability and responsibility with respect to such Pledged Collateral so transferred, and the transferee shall be vested with all the rights and powers of Pledgee hereunder with respect to such Pledged Collateral so transferred; but with respect to any Pledged Collateral not so transferred Pledgee shall retain all rights and powers hereby given.

         8. Until all indebtedness shall have been paid in full the power of sale and all other rights, powers and remedies granted to Pledgee hereunder shall continue to exist and may be exercised by Pledgee at any time and from time to time irrespective of the fact that the indebtedness or any part thereof may have become barred by any statute of limitations, or that the personal liability of Pledgor may have ceased.

         9. Pledgee may at any time deliver the Pledged Collateral or any part thereof to Pledgor; provided however, that the receipt of Pledgor shall not necessarily be a complete and full acquittance for the Pledged Collateral so delivered, and Pledgee may not necessarily thereafter be discharged from any remaining liability on the Note.

         10. The rights, powers and remedies given to Pledgee by this Pledge Agreement shall be in addition to all rights, powers and remedies given to Pledgee by virtue of any statute or rule of law. Any forbearance or failure or delay by Pledgee in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of Pledgee shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument in writing executed by Pledgee.

         11. If any provision of this Pledge Agreement is held to be unenforceable for any reason, it shall be adjusted, if possible, rather than voided in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Pledge Agreement shall be deemed valid and enforceable to the full extent possible.

         12. This Pledge Agreement shall be governed by, and construed in accordance with, the laws of the State of Arizona as applied to contracts made and performed entirely within the State of Arizona by residents of such State.

Dated:              , 2001
       -------------

PLEDGOR
                                       ----------------------------------------


PLEDGOR'S Spouse has read,
                                       ----------------------------------------
acknowledged and agrees
to the foregoing


                                       3.
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                             SECURED PROMISSORY NOTE



$
  _________________________
Date
    _______________________
                                                                Phoenix, Arizona



         FOR VALUE RECEIVED, _________________ ("BORROWER"), an employee of PETSMART, INC., a Delaware corporation ("COMPANY,) hereby unconditionally promises to pay to the order of Company, in lawful money of the United States of America and in immediately available funds, the principal sum of ___________________ Dollars ($_________) (the "LOAN") together with accrued and unpaid interest thereon, each due and payable on the dates and in the manner set forth below.

It is the intent of the parties that the purpose of this Note is not for consumer, family or household purposes. The purpose of this Note is to provide Borrower with funds with which to purchase the Company's Common Stock on the open market. This Note is made with full recourse. Borrower understands and agrees that absent an Event of Default of the type contained in Section 6(e) below, Borrower shall hold the Common Stock purchased with the proceeds of this Note for at least eighteen (18) months. If an Event of Default of the type contemplated in Section 6(e) occurs during period during which the Borrower is prohibited from selling the Common Stock purchased with the proceeds of this Note due to the Company's internal policies, the Borrower understands and agrees that this Note may still accelerate and become due and payable.

         This Secured Promissory Note is the Note referred to in and is executed and delivered in connection with that certain Stock Pledge Agreement of even date herewith and executed and delivered by Borrower in favor of Company (as the same may from time to time be amended, modified or supplemented or restated, the "SECURITY AGREEMENT"). Additional rights of the Company are set forth in the Security Agreement. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Security Agreement.

         13. PRINCIPAL REPAYMENT. The outstanding principal amount of the Loan shall be due and payable on the earlier of the dates below:

                  a)       The fifth anniversary of this Note;

                  b) Upon an Event of Default, as defined in Section 6 below; or

                  c) Upon the sale of any of the Common Stock of the Company securing this Note on a pro rata basis.

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         14. INTEREST RATE. Borrower further promises to pay interest on the outstanding principal amount hereof from the date hereof until payment in full, which interest shall be payable at the rate of seven and seventy-five one-hundredths percent (7.75%) per annum or the maximum rate permissible by law (which under the laws of the State of Arizona shall be deemed to be the laws relating to permissible rates of interest on commercial loans), whichever is less. Interest shall be due and payable on the dates that the corresponding principal is due and payable and shall be calculated on the basis of a 360-day year for the actual number of days elapsed. No interest shall accrue on unpaid interest.

         15. PLACE/MANNER OF PAYMENT. All amounts payable hereunder shall be payable at the office of the Company unless another place of payment shall be specified in writing by the Company. If Borrower fails to make such payment, then Borrower hereby authorizes the Company to deduct any payment of principal/interest due hereunder from the first and every subsequent paycheck issued by the Company to Borrower after the date on which said payment is due, or if a payment is due on a date on which a paycheck is issued to Borrower, from that paycheck, or from Borrower's final paycheck, bonus check or expense reimbursement from the Company, including any check for vacation time owed to the Borrower. Borrower understands that taxes will be deducted from these paychecks based upon the amount that would have been paid Borrower had payments for principal/interest not been deducted.

         16. APPLICATION OF PAYMENTS. Payment on this Note shall be applied first to accrued interest, if any, and thereafter to the outstanding principal balance hereof.

         17. SECURED NOTE. The full amount of this Note is secured by the collateral identified and described as security therefor in the Security Agreement. Borrower shall not, directly or indirectly, create, permit or suffer to exist, and shall defend the collateral against and take such other action as is necessary to remove, any lien on or in the collateral, or in any portion thereof except as permitted pursuant to the Security Agreement.

         18. DEFAULT. Each of the following events shall be an "EVENT OF DEFAULT" hereunder:

                  (a) Borrower fails to pay timely any of the principal amount due under this Note on the date the same becomes due and payable or any accrued interest or other amounts due under this Note on the date the same becomes due and payable or within five (5) business days thereafter;

                  (b) Borrower files a petition or action for relief under any bankruptcy, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any action in furtherance of any of the foregoing;

                  (c) An involuntary petition is filed against Borrower (unless such petition is dismissed or discharged within sixty (60) days) under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of Borrower;

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                  (d) Borrower defaults on an obligation contained in the
Security Agreement; or

                  (e) Borrower's employment by or association with Company is terminated for any reason or no reason, including, without limitation, death of Borrower.

Upon the occurrence of an Event of Default hereunder, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Company, and, in the case of an Event of Default pursuant to (B) or (C) above, automatically, be immediately due, payable and collectible by Company pursuant to applicable law. If all unpaid principal accrued interest or other amounts owing hereunder are not paid within ten (10) calendar days following the occurrence of the Event of Default, any such sums then or subsequently due and owing shall immediately begin accruing interest at the compounded annual rate of fifteen (15) percent. Notwithstanding the foregoing, if an Event of Default has occurred under (E) above due to, in Company's sole discretion, no malfeasance or misfeasance on the part of Borrower, this Note shall be accelerated only after 5 days' notice to Borrower or any successor. Company shall have all rights and may exercise any remedies available to it under law, successively or concurrently. Borrower expressly acknowledges and agrees that Company shall have the right to offset any obligations of Borrower hereunder against salaries, bonuses or other amounts that may be payable to Borrower by Company.

         19. WAIVER. Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including, without limitation, reasonable attorneys' fees, costs and other expenses.

         The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law.

         20. GOVERNING LAW. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Arizona, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

         21. SUCCESSORS AND ASSIGNS. The provisions of this Note shall inure to the benefit of and be binding on any successor to Borrower and shall extend to any holder hereof. Borrower shall not, without the prior written consent of holder, assign any of its rights or obligations hereunder.



BORROWER:
                                        ---------------------------------------


BORROWER'S Spouse has read,
                                        ---------------------------------------
acknowledged and agrees
to the foregoing

                                       6.